UNITED STATES
			SECURITIES AND EXCHANGE COMMISSION
			     Washington, D.C. 20549

			___________________________________

				     FORM 8-K

		Current Report Pursuant to Section 13 or 15(d) of
			the Securities Exchange Act of 1934


		Date of Report (Date of earliest event reported):

				October 27, 2004


			HARRIS & HARRIS GROUP, INC.
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	     (Exact name of registrant as specified in its charter)



	New York	             0-11576		13-3119827
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(State or other jurisdiction 	 (Commission File    (I.R.S. Employer
 of incorporation)       	  Number) 	      Identification No.)



				111 West 57th Street
			     New York, New York  10019
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 	      (Address of principal executive offices and zip code)


	Registrant's telephone number, including area code: (212) 582-0900
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Item 2.02.	Results of Operations and Financial Condition.

      On October 27, 2004, Harris & Harris Group issued a press release announcing its financial results for the three and nine months ended September 30, 2004. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits.


	Exhibit No.			Description

	99.1				Press release dated October 27, 2004




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SIGNATURES


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	October 28, 2004	HARRIS & HARRIS GROUP, INC.



      				By: /s/ Mel P. Melsheimer
				    ---------------------
				    Mel P. Melsheimer
				    President and Chief Financial Officer

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				EXHIBIT INDEX



	Exhibit No.			Description


	99.1				Press release dated October 27, 2004

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